COLLATERAL SECURITY AGREEMENT

      THIS COLLATERAL SECURITY AGREEMENT (this "Agreement") is made as of December 31, 2005 by and between DAVID N. SLAVNY AND LEAH A. SLAVNY, individuals residing at 20 Cobble Creek Road, Victor NY 14564 (collectively, the "Lender") and INFINITE GROUP, INC., a Delaware corporation with its principal office at 595 Blossom Road, Suite 309, Rochester, NY 14610 ("Borrower").

      WHEREAS, the Borrower has executed and delivered to the Lender certain Promissory Note dated December 31, 2005 (the "Note"), a copy of which is attached hereto as Exhibit A; and

      WHEREAS, in consideration of the Lender's agreement to lend money to the Borrower, the Borrower has agreed to secure its debts and obligations under the Note (the "Obligations"), with the pledge, assignment, transfer and grant of the security interest as provided in this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

      1. Grant of a Security Interest. As inducement for Lender to lend money to Borrower, the Borrower hereby grants to Lender, as collateral for the payment or repayment of Borrower's obligations under the Note, a security interest under the Uniform Commercial Code for the State of New York, in all of Borrower's assets, presently existing or hereafter arising, now owned or hereafter acquired, and proceeds thereof (the "Collateral"), to be and remain effective during any time when any indebtedness or Obligations whatsoever exist under the Note.

      2. Obligations Secured. This pledge, assignment, transfer and grant of a security interest is made to secure to Lender the prompt and full payment and performance of all of the Obligations in accordance with the terms of the Note.

      3. Representations and Warranties. The Borrower hereby warrants and represents to the Lender and covenants and agrees with the Lender as follows:

            a. The Borrower is the record owner of the Collateral, free and clear of any and all claims, liens, security interests, attachments and encumbrances except those set forth in the attached Schedule A.

            b. The Borrower has full power, right and authority to execute, deliver and perform the pledge, assignment, transfer and grant of the security interest set forth herein and no further action is necessary on the part of Borrower to make this Agreement valid and binding upon Borrower in accordance with its terms.

            c. The execution, delivery, nor performance by Borrower of this Agreement and/or the Note will not conflict with, or result in, a violation or breach of any terms or provisions of, nor constitute a default under, the Certificate of Incorporation of Borrower, or under an indenture, mortgage, deed of trust, or other contract or agreement to which Borrower is a party, by which it or its property is bound.

      4. Release of Collateral Upon Borrower's Payments. The parties agree that upon the Borrower's payment to the Lender and satisfaction of all the Obligations under the Note in accordance with the Note, that the Collateral and the security interest created therein shall be released from the provisions of this Agreement.

      5. Covenants. Notwithstanding any provision herein and as long as any amount of the principal and interest of the Note remains unpaid, Borrower covenants and agrees that it shall:

            a. Not sell, transfer, convey, lease or encumber (other than as expressly contemplated by this Agreement) any part of the Collateral, except that Borrower may grant a security interest in the Collateral provided it is in a position secondary to this Collateral Security Agreement and does not interfere with the terms of this agreement and Borrower may sell and substitute Collateral in the ordinary course of business.

            b. Pay when due all taxes, assessments and other liabilities of every nature which may be levied or assessed against Borrower or the Collateral, except and so long as contested in good faith.

            c. In the event that Borrower shall be sued or any substantial claims made against it which could materially adversely affect its financial condition or its ability to pay the Note or comply with and fulfill all the terms and provisions of this Agreement, give written notice to Lender within ten (10) days of knowledge thereof, containing sufficient details to apprize Lender of the nature thereof.

            d. Defend the Collateral against all claims and demands of all persons claiming the same or any interest therein, which exist or are caused by facts and circumstances arising after the date hereof.

            e. Promptly notify Lender of any change in the location of the Collateral. f. Not use the Collateral in violation of any applicable laws, statutes, regulations or ordinances.

Any and all of the foregoing may from time to time be waived in writing by Lender.

      6. Events of Default. Upon Borrower's breach of any term or condition of this Agreement and/or the Note (an "Event of Default"), Borrower shall, upon giving Lender ten (10) days advance written notice and Borrower's failure to cure an event of default within said notice period, be entitled to exercise any and all available rights including, but not by way of limitation, the following:

            a. The right to declare all obligations secured by this Agreement immediately due and payable.

            b. All of the rights, remedies and powers of a secured party, including without limitation all rights, remedies and powers under the provisions the Uniform Commercial Code as adopted and set forth in the statutes of the State of New York (the "UCC") and, to the extent that a reasonable notice of sale or disposition is required under the UCC, with respect to any portion of the Collateral, that requirement shall be met if such notice is mailed by certified or registered mail, postage prepaid, to the Borrower at its address above at least seven
                  (7) days before the time of the sale or other disposition.

            c. The right to seize the Collateral covered by this Agreement in such order and such amounts as Creditor shall choose.

            d. The right to have a receiver appointed by a court of competent jurisdiction to collect, gather and possess any assets of Borrower and to operate Borrower's business.

            e. The right to collect from Borrower any and all costs incurred by Lender in exercising its rights under this Agreement, including but not limited to collection costs and reasonable attorneys' fees.

Debtor further understands and agrees that any breach of any provisions hereof by Borrower will cause irreparable harm and damage to Lender. Borrower hereby expressly agrees that Lender shall be entitled to enjoin any actual or threatened violation of any of the provisions of this Agreement or the Note. In addition to injunctive relief, Lender may recover damages for any loss caused by a violation or breach of any of the provisions thereof. All remedies hereunder are cumulative and not exclusive of any other remedies provided at law or in equity. Upon the occurrence of an Event of Default, after having received ten
(10) days advance written notice and Borrower's failure to cure such Event of Default within said notice period, Borrower appoints Lender, as the duly appointed attorney-in-fact of Borrower, with full power of substitution and grants to Lender or its permitted assignee the full power and right to do any and all things necessary to be done in and about the Collateral as fully and effectually as Borrower might or could do but for this appointment, and hereby ratifies all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof. In addition to and notwithstanding the foregoing, in the event that an Event of Default is uncured with the 10-day notice period, the Borrower covenants and agrees to assist the Lender to the extent necessary to render the Collateral suitable for sale, and to assist the Lender in connection with the liquidation and sale of the Collateral in as expeditious a manner as possible under the circumstances. Neither Lender, its permitted assignee nor their agents shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law in its capacity as such attorney-in-fact. This power of attorney is coupled with an interest and shall be irrevocable until the Note has been paid in full.

      7. Waivers by the Borrower. Except as otherwise specifically provided in this Agreement and the Note, the Borrower hereby waives all presentment, demands for performance, notice of nonperformance, notice of any indulgences, notices of extensions or renewals relating to the Obligations, any requirement of diligent performance on the Lender's part in the enforcement of its rights with respect to the Obligations and Collateral, any and all notices of every kind and description which may be required to be given to the Lender in connection with the Obligations, this Agreement or the Collateral. No delay or omission on the Lender's part in exercising any right or remedy under this Agreement shall operate as a waiver of such right or remedy or any other right or remedy. A waiver of any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

      8. Assignment. Neither party shall assign its rights or obligations hereunder without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

      9. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

      10. Severability. All provisions of this Agreement shall be considered as separate terms and conditions, and in the event that any one shall be held illegal, invalid or unenforceable, all other provisions hereof shall remain in full force and effect as if the illegal, invalid or unenforceable provision were not a part hereof, provided, however, that whenever possible, the illegal, invalid or unenforceable provision shall be deemed modified and amended to the extent that it may thereby be made legal, valid and enforceable. This Agreement, all provisions and supplements thereof, all amendments thereto, and all acts, transactions and agreements thereunder, and all duties, obligations, rights, and remedies of the parties thereto, shall be governed as to their validity, enforcement, construction and effect, and in all other respects by the laws of the State of New York.

      11. Notices. Any notice or demand or other communication which is required or provided by any provision of this Agreement or any agreement, document or instrument executed pursuant hereto shall be deemed to have been sufficiently given for all purposes if hand-delivered or sent by certified mail, return receipt requested to the parties at the addresses shown in the preamble to this Agreement.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first set forth above.


/s/ David N. Slavny
-------------------
David N. Slavny


/s/ Leah A. Slavny
------------------
Leah A. Slavny


INFINITE GROUP, INC.


By: /s/ Michael S. Smith
    --------------------
    Michael S. Smith, President and CEO